UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2006

AmeriVest Properties Inc.

(Exact name of small business issuer as specified in its charter)

Maryland	1-14462	84-1240264
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1780 South Bellaire Street, Suite 100, Denver, Colorado 80222

(Address of principal executive offices)

(303) 297-1800

(Registrant’s telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01                                       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Sale of Financial Plaza

Please see the discussion in Item 2.01, which is included in this Item by reference.

New Lending Arrangement with KeyBank

Please see the discussion in Item 2.03, which is included in this Item by reference.

Amendment of Employment Agreements to Extend Term

On January 23, 2006, as a condition of the amended lending arrangements with KeyBank, described herein under Item 2.03, AmeriVest Properties Inc. (“AmeriVest”) entered into Amendment No. 1 (the “Knight Term Amendment”) to that certain Amended Change of Control and Executive Employment Agreement, dated August 31, 2005, with its Chief Executive Officer, Charles K. Knight.  The Knight Term Amendment extends the expiration of Mr. Knight’s employment term from June 30, 2006 to December 31, 2006.  A copy of the Knight Term Amendment is included under Item 9.01(c) as Exhibit 10.1 to this report and is included in this Item by reference.

Also on January 23, 2006, AmeriVest entered into Amendment No. 1 (the “Greenman Term Amendment”) to that certain Amended Change of Control and Term Employment Agreement (the “Employment Agreement”), dated August 31, 2005 with its Chief Investment Officer, John B. Greenman.  The Greenman Term Amendment extends the expiration of Mr. Greenman’s employment from January 17, 2006 to January 25, 2006.  A copy of the Greenman Term Amendment is included under Item 9.01(c) as Exhibit 10.2 to this report and is included in this Item by reference.

In connection with the January 25, 2006 expiration of Mr. Greenman’s employment period, AmeriVest and Mr. Greenman entered into Addendum No. 1 (the “Addendum”) to the Employment Agreement.  The Addendum contains ratification by Mr. Greenman of all the provisions of the Employment Agreement and an agreement that he shall be legally bound by all releases and all other terms set forth in the Employment Agreement as of the date of his termination of employment.  A copy of the Addendum is included under Item 9.01(c) as Exhibit 10.3 to this report and is included in this item by reference.

The portion of AmeriVest’s press release relating to these extensions of term is included under Item 9.01(c) as Exhibit 99.1 to this report and is included in this Item by reference.

Sale of Key Man Life Insurance Policy to Former CEO

On January 25, 2006, AmeriVest entered into an Asset Purchase Agreement with Mr. William T. Atkins, its Chairman (the “Asset Purchase Agreement”), pursuant to which AmeriVest agreed to sell and Mr. Atkins agreed to purchase the key man life insurance policy maintained by AmeriVest on behalf of Mr. Atkins during his tenure as Chief Executive Officer. The purchase price of $324,893 was equal to the current cash value of the policy. A copy of the Asset Purchase Agreement is included under Item 9.01(c) as Exhibit 10.4 to this report and is included in this Item by reference.

ITEM 2.01.            COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 23, 2006, AmeriVest announced that it had completed the sale of Financial Plaza in Mesa, Arizona.  Financial Plaza, a 310,838 square-foot Class A office property, was sold for $55,000,000, or approximately $177 per square foot to Crescent Real Estate Equities Limited Partnership.  AmeriVest will record a net gain on the sale of approximately $15.5 million for financial reporting purposes.  The property was approximately 91% leased at the time of sale.  The estimated net cash proceeds of approximately $30 million, after repayment of approximately $23 million in first mortgage debt and approximately $2 million in closing and related costs, will be used to repay indebtedness under AmeriVest’s unsecured credit facility, leaving a balance due under this facility of less than $1 million.

Pro forma financial information relating to this transaction is contained in Item 9.01(b) below.  The portion of AmeriVest’s press release relating to the sale of Financial Plaza is included under Item 9.01(c) as Exhibit 99.1 to this report and is included in this Item by reference.

ITEM 2.03             CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF–BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 23, 2006, AmeriVest entered into a Second Amended and Restated Revolving Credit Agreement with KeyBank Capital Markets which, upon the satisfaction of certain conditions, reinstates a revolving credit facility of up to $10 million through December 29, 2006, secured by Greenhill Park.  A copy of the Second Amended and Restated Revolving Credit Agreement is included under Item 9.01(c) as Exhibit 10.5 to this report and is included in this Item by reference.

The portion of AmeriVest’s press release relating to the Second Amended and Restated Revolving Credit Agreement is included under Item 9.01(c) as Exhibit 99.1 to this report and is included in this Item by reference.

ITEM 8.01             OTHER EVENTS

On January 24, 2006, AmeriVest announced that it had completed the sale of Keystone Office Park in Indianapolis, Indiana.  Keystone Office Park, a 114,822 square-foot office property in the Carmel submarket, was sold for $9,371,765, or approximately $82 per square foot, to a foreign institutional investor.  AmeriVest recorded an impairment loss in the fourth quarter of 2005 of $1.6 million on this property and does not expect to record any material gain or loss on the sale for financial reporting purposes. The property was approximately 79% leased at the time of sale. The transaction will produce estimated net cash proceeds of approximately $4 million, after repayment of approximately $4.8 million in first mortgage debt, including approximately $200,000 in prepayment penalties, and approximately $550,000 in closing and related costs, including rent, operating expense and real estate tax pro-rations, security deposits and tenant improvement credits.  These proceeds will be used to repay indebtedness under AmeriVest’s new secured credit facility, paying approximately $300,000 to satisfy the remaining balance of this facility, with the full $10 million available for future working capital needs.  The sale of Keystone will also result in approximately $3.5 million in cash available to AmeriVest to be used for general corporate purposes.

A copy of AmeriVest’s press release relating to the sale of Keystone is included under Item 9.01(c) as Exhibit 99.2 to this report and is included in this Item by reference.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(b)                                 Pro forma financial information.

The following unaudited Pro Forma Condensed Consolidated Financial Statements are included with this report:

Pro Forma Consolidated Balance Sheet as of September 30, 2005 (unaudited)	F-1

Pro Forma Consolidated Statements of Operations:
Year ended December 31, 2004 (unaudited)	F-2
Nine months ended September 30, 2005 (unaudited)	F-3

Notes to Pro Forma Consolidated Financial Statements (unaudited)	F-4

The unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 30, 2005, reflects the financial position of the Company after giving effect to the disposition of Financial Plaza, as discussed in Item 2, as if such disposition took place on September 30, 2005. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended December 31, 2004 and the nine months ended September 30, 2005 give effect to the disposition of Financial Plaza as if such disposition occurred on January 1, 2004.

The unaudited Pro Forma Condensed Financial Statements have been prepared by the Company based upon historical financial statements of the Company and assumptions deemed proper by management. The unaudited Pro Forma Condensed Consolidated Financial Statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the sale been consummated on the date indicated. The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements and related notes of the Company previously filed with the Securities and Exchange Commission.

(c)                                  Exhibits.

Exhibit 10.1	Amendment No. 1 to Amended Change in Control and Executive Employment Agreement by and between AmeriVest and Charles K. Knight, dated January 23, 2006.

Exhibit 10.2	Amendment No. 1 to Amended Change in Control and Term Employment Agreement by and between AmeriVest and John B. Greenman, dated January 23, 2006.

Exhibit 10.3	Addendum No. 1 to Amended Change in Control and Term Employment Agreement by and between AmeriVest and John B. Greenman, dated January 25, 2006.

Exhibit 10.4	Asset Purchase Agreement by and between AmeriVest and William T. Atkins, dated January 25, 2006.

Exhibit 10.5	Second Amended and Restated Revolving Credit Agreement dated January 23, 2006.

Exhibit 99.1	Press Release dated January 23, 2006.

Exhibit 99.2	Press Release dated January 24, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERIVEST PROPERTIES INC.

Dated: January 27, 2006
	By:	/s/ Kathryn L. Hale
Kathryn L. Hale
Chief Financial Officer

AMERIVEST PROPERTIES INC.

Condensed Consolidated Balance Sheet

September 30, 2005

(unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
ASSETS
Investment in real estate:
Land	$48,059,765	$—		$48,059,765
Buildings and improvements	171,412,430	—		171,412,430
Furniture, fixtures and equipment	1,250,431	—		1,250,431
Tenant improvements	12,884,183	—		12,884,183
Tenant leasing commissions	3,024,893	—		3,024,893
Intangible assets	15,335,821	—		15,335,821
Real estate assets – held-for-sale, net	83,907,783	(37,439,538	)(a)	46,468,245
Less: accumulated depreciation and amortization	(23,083,166)	—		(23,083,166)
Net investment in real estate	312,792,140	(37,439,538)		275,352,602

Cash and cash equivalents	1,096,281	1,473,533	(c)	2,569,814
Escrow deposits and restricted cash	8,261,821	—		8,261,821
Accounts receivable, net	791,012	—		791,012
Deferred rents receivable	4,261,686	—		4,261,686
Deferred financing costs, net	1,950,620	—		1,950,620
Prepaid expenses and other assets	875,358	—		875,358
Other assets – held-for-sale	2,489,782	(455,171	)(a)	2,034,611
Total assets	$332,518,700	$(36,421,176)		$296,097,524
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Secured mortgage loans and notes payable	$145,758,176	$—		$145,758,176
Unsecured line of credit	31,060,296	(29,768,349	)(b)	1,291,947
Secured mortgage loans – held for sale	58,082,652	(23,783,553	)(a)	34,299,099
Accounts payable and accrued expenses	5,902,687	—		5,902,687
Accrued real estate taxes	5,002,620	—		5,002,620
Prepaid rents, deferred revenue and security deposits	3,216,387	—		3,216,387
Other liabilities – held-for-sale	548,305	(237,414	)(a)	310,891
Total liabilities	249,571,123	(53,789,316)		195,781,807

Shareholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized Issued and outstanding: none	—	—		—
Common stock, $0.001 par value; 75,000,000 shares authorized Issued and outstanding: 24,105,464 shares	24,106	—		24,106
Capital in excess of par value	133,168,666	—		133,168,666
Distributions in excess of accumulated earnings	(50,245,195)	17,368,140	(d)	(32,877,055)
Total shareholders’ equity	82,947,577	17,368,140		100,315,717
Total liabilities and shareholders’ equity	$332,518,700	$(36,421,176)		$296,097,524

AMERIVEST PROPERTIES INCORPORATED

Consolidated Statements of Operations

Year Ended December 31, 2004

(unaudited)

	Historical	Pro Forma Adjustments		Pro Forma
Real Estate Operating Revenue:
Rental revenues	$45,075,225	$(6,305,639	)(e)	$38,769,586
Real Estate Operating Expenses:
Property operating expenses—
Operating expenses	13,476,493	(1,908,702	)(e)	11,567,791
Real estate taxes	5,829,535	(769,577	)(e)	5,059,958
General and administrative expenses	4,370,403	—		4,370,403
Interest expense	12,443,610	(1,321,848	)(e)	9,454,734
		(1,667,028	)(f)
Depreciation and amortization expense	14,387,431	(2,803,379	)(e)	11,584,052
Impairment of investment in real estate	1,160,000	—		1,160,000
Other expenses	323,626	—		323,626

Total operating expenses	51,991,098	(8,470,534)		43,520,564

Loss from continuing operations	(6,915,873)	2,164,895		4,750,978

Other Income/(Loss):
Interest income	87,016	—		87,016
Equity in loss of affiliate	(18,076)	—		(18,076)
Minority interest	256,246	—		256,246

Total other income	325,186	—		325,186

Loss before discontinued operations	(6,590,687)	2,164,895		(4,425,792)
Discontinued operations	687,735	—		687,735

Net loss	$(5,902,952)	$2,164,895		$(3,738,057)

Loss per Share:

Basic	$(0.26)	$0.10		$(0.17)

Diluted	$(0.26)	$0.10		$(0.17)

Weighted Average Common Shares Outstanding:
Basic	22,348,811	22,348,811		22,348,811
Diluted	22,348,811	22,348,811		22,348,811

AMERIVEST PROPERTIES INCORPORATED

Consolidated Statements of Operations

Nine Months Ended September 30, 2005

(unaudited)

	Historical	Pro Forma Adjustments (e)		Pro Forma
Real Estate Operating Revenue:
Rental revenues	$25,952,853	$—		$25,952,853
Real Estate Operating Expenses:
Property operating expenses—
Operating expenses	6,901,892	—		6,901,892
Real estate taxes	3,527,521	—		3,527,521
General and administrative expenses	3,880,678	—		3,880,678
Interest expense	8,860,849	(1,473,533	)(f)	7,387,316
Depreciation and amortization expense	9,691,171	—		9,691,171
Total operating expenses	32,862,111	(1,473,533)		31,388,578
Loss from continuing operations	(6,909,258)	1,473,533		(5,435,725)

Other Income/(Loss):
Interest income	42,529	—		42,529
Total other income	42,529	—		42,529
Loss before discontinued operations	(6,866,729)	1,473,533		(5,393,196)
Discontinued operations	(4,238,559)	15,894,607	(g)	11,656,048

Net loss	$(11,105,288)	$17,368,140		$6,262,852

Loss per Share:
Basic	$(0.46)	$0.72		$0.26
Diluted	$(0.46)	$0.72		$0.26

Weighted Average Common Shares Outstanding:
Basic	24,044,762	24,044,762		24,044,762
Diluted	24,044,762	24,044,762		24,044,762

AMERIVEST PROPERTIES INCORPORATED

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

(a)          To eliminate the assets and liabilities included in the balance sheet of Financial Plaza as of September 30, 2005.

(b)          Represents the proceeds from the disposition that were used to repay indebtedness under AmeriVest’s unsecured credit facility.  The Company’s repayment on the unsecured credit facility was calculated as follows:

Sales proceeds	$55,000,000
Closing costs, including loan payoff fees	1,626,306
Repayment of mortgage	23,605,345
Repayment of unsecured credit facility	$29,768,349

(c)   Represents pro forma cash available as a result of a decrease in interest expense due to disposition proceeds that were used to repay indebtedness under the Company’s unsecured credit facility. (see note f)

(d)   The pro forma adjustment to net income/(loss) at September 30, 2005, was calculated as follows:

Estimated gain on disposition	$15,331,505
Decrease in interest expense (see note f)	1,473,533
Adjustment for net loss (see note g)	563,102
Total pro forma adjustment to net income/(loss)	$17,368,140

(e)          To eliminate the results of operations of Financial Plaza for the twelve months ended December 31, 2004 and the nine months ended September 30, 2005.

(f)            Represents the pro forma decrease in interest expense due to the decrease in the Company’s unsecured credit facility.

	For the year ended 12/31/04	For the nine months ended 9/30/05
Pro forma decrease in unsecured line of credit	$29,768,349	$29,768,349
Weighted average interest rate	5.6%	6.6%
Proration factor	1.00	0.75
Total pro forma decrease in interest expense	$1,667,028	$1,473,533

AMERIVEST PROPERTIES INCORPORATED

Notes to Pro Forma Consolidated Financial Statements

(unaudited)

(g)         In accordance with SFAS No. 144, “Accounting for Impairment of Long-Lived Assets”, the operating results of properties sold during the period or designated as held-for-sale and the related impairment and gain/loss on the disposition are included in discontinued operations for the nine months ended September 30, 2005.  The following table is a summary of the net earnings/(loss) of the properties which comprise discontinued operations and the pro forma adjustments related to the disposition of Financial Plaza:

	Historical	Pro Forma Adjustments	Pro Forma
Rental revenue	$11,186,449	$(4,676,338)	$6,510,111

Property operating expenses -
Operating expenses	3,429,444	(1,394,345)	2,035,099
Real estate taxes	1,625,767	(580,005)	1,045,762
Interest expense	3,097,888	(972,713)	2,125,175
Deferred financing costs associated with the disposition of real estate	215,993	—	215,993
Depreciation and amortization expense	4,599,656	(2,292,377)	2,307,279
Impairment of real estate	2,720,826	—	2,720,826
Total expenses	15,689,574	(5,239,440)	10,450,134

Minority interest	285,369	—	285,369
Gain/(loss) on disposition	(20,803)	15,331,505	15,310,702

Net earnings/(loss) from discontinued operations	$(4,238,559)	$(15,894,607)	$11,656,048

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to Amended Change in Control and Executive Employment Agreement by and between AmeriVest and Charles K. Knight, dated January 23, 2006.
10.2	Amendment No. 1 to Amended Change in Control and Term Employment Agreement by and between AmeriVest and John B. Greenman, dated January 23, 2006.
10.3	Addendum No. 1 to Amended Change in Control and Term Employment Agreement by and between AmeriVest and John B. Greenman, dated January 25, 2006.
10.4	Asset Purchase Agreement by and between AmeriVest and William T. Atkins, dated January 25, 2006.
10.5	Second Amended and Restated Revolving Credit Agreement, dated January 23, 2006.
99.1	Press Release dated January 23, 2006.
99.2	Press Release dated January 24, 2006.